United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2005

SHUFFLE MASTER, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-20820	41-1448495
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1106 Palms Airport Drive Las Vegas, Nevada	89119-3720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Institutional Shareholder Services (“ISS”) has requested that we provide ISS with additional information about our tax fees that we reported in our proxy statement dated February 18, 2005 for our annual meeting of shareholders on March 15, 2005. ISS further requested that we publish this information in a current report on Form 8-K.

FEES PAID TO INDEPENDENT AUDITORS

The following table presents fees for professional services provided to us by Deloitte & Touche LLP during our fiscal year ended October 31, 2004:

Audit fees	$379,000
Audit-related fees	295,000
Tax compliance and preparation fees	252,000

subtotal	926,000
Tax fees - other (a)	542,000
Other services	7,000

Total	$1,475,000

(a)	Tax fees – other includes tax due diligence and international structure consultation regarding our fiscal 2004 acquisitions of $506,000 and other tax planning consultations of $36,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUFFLE MASTER, INC.
(Registrant)

Date: February 24, 2005

/s/ Mark L. Yoseloff
Mark L. Yoseloff
Chairman of the Board and Chief Executive Officer